Exhibit 32


    CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER OF
                           HORIZON FINANCIAL CORP.
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
Section 1350), each of the undersigned hereby certifies in his capacity as an officer of Horizon Financial Corp. (the "Company") and in connection with this Quarterly Report on Form 10-Q ("Report"), that:

      1. the report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and

      2. the information contained in the report fairly presents, in all material respects, the Company's financial condition and results of operations, as of the dates and for the periods presented in the financial statements included in the Report.



/s/ Richard P. Jacobson                  /s/ Greg B. Spear
-----------------------------            ----------------------------
Richard P. Jacobson                      Greg B. Spear
Chief Executive Officer                  Chief Financial Officer


Dated:  August 7, 2009


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